Common Shares, Stock Options And Preferred Shares (Summary Of Weighted-Average Assumptions Used For Grants) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010 Y	Dec. 31, 2009 Y
Common Shares, Stock Options And Preferred Shares [Abstract]
Risk free interest rate	1.58%	1.27%	1.99%
Expected volatility	45.25%	45.78%	44.12%
Expected dividend yield	0.70%	0.87%	0.51%
Expected life, years	4.3	4.0	4.3
Weighted-average fair value per grant	$ 13.18	$ 9.09	$ 8.80